UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

                       Technology Investment Capital Corp.
             (Exact name of registrant as specified in its charter)

         Maryland                        333-109055              20-0118736
    -----------------             ------------------------       ----------
(State or other jurisdiction             (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)



8 Sound Shore Drive, Suite 215, Greenwich, CT                      06830
---------------------------------------------               --------------------
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   203-661-3122
                                                   ----------------

           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     The following press release was issued by Technology Investment Capital Corp. on February 2, 2004:

For Release on February 2, 2004 7am



                     TICC ANNOUNCES $0.10 PER SHARE DIVIDEND
                      FOR THE QUARTER ENDED MARCH 31, 2004

Greenwich, CT - February 2, 2004 - Technology Investment Capital Corp. (Nasdaq:
TICC - News) announced today that its Board of Directors has declared a first quarter cash dividend of $0.10 per share, payable on April 5, 2004 to shareholders of record as of March 15, 2004. The ex-dividend date is March 11, 2004.


The actual tax characteristics of this dividend will be reported to shareholders on a Form 1099 after the end of the year.

About Technology Investment Capital Corp.
Technology Investment Capital Corp. is a publicly traded specialty finance company, organized as a closed-end, non-diversified investment company that is a business development company under the Investment Company Act of 1940. Companies interested in learning more about TICC's financing opportunities should contact Barry Osherow at (203) 661-9572.

This press release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ from the results projected in the forward looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Technology Investment Capital Corp.
                       -----------------------------------
                                  (Registrant)

                       /s/ Saul B. Rosenthal
                       -----------------------------------
                                   (Signature)

Date: February 2, 2004
      ----------------
                       By: Saul B. Rosenthal
                           -------------------------------

                       Title: Chief Operating Officer
                              ----------------------------